Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL

Ameritas Variable Separate Account VA

 ("Separate Accounts")

Supplement to:

Executive Select, Regent 2000,

and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated May 1, 2014

1.     Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP EAFE International Index Portfolio, Class I –World Asset Management, Inc.	Index: MSCI EAFE Index.
Calvert Variable Series, Inc.*	Calvert Investment Management, Inc.
Calvert VP SRI Balanced Portfolio, Class I **	Income and capital growth.
Calvert VP SRI Mid Cap Growth Portfolio ** – New Amsterdam Partners LLC	Long-term capital appreciation.
DWS Investments VIT Funds	Deutsche Investment Management Americas Inc.
DWS Equity 500 Index VIP Portfolio, Class A – Northern Trust Investments, Inc. ("NTI")	Index: S&P 500® Index. ***
DWS Small Cap Index VIP Portfolio, Class A – NTI	Index: Russell 2000® Index.
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio, Service Class 2 [1,3]	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Service Class 2 [1,3]	Index: S&P 500® Index. ***
Fidelity® VIP High Income Portfolio, Service Class 2 [1,3]	Income and growth.
Fidelity® VIP Money Market Portfolio, Initial Class [2,3]	Current income.
Subadvisers: (1) FMR Co., Inc.; (2) Fidelity Investments Money Management, Inc.; and (3) other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Templeton Investment Counsel, LLC
Templeton Foreign VIP Fund, Class 2	Long-term capital growth.
Neuberger Berman Advisers Management Trust	Neuberger Berman Management LLC
Neuberger Berman AMT Growth Portfolio, Class I – Neuberger Berman LLC ("NB")	Seeks growth of capital.
Neuberger Berman AMT Large Cap Value Portfolio, Class I – NB	Seeks long-term growth of capital.
Neuberger Berman AMT Short Duration Bond Portfolio, Class I –Neuberger Berman Fixed Income LLC	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

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FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Oppenheimer Variable Account Funds	OFI Global Asset Management, Inc.
Oppenheimer Capital Appreciation Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks total return.
Oppenheimer Main Street® Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
Van Eck VIP Trust	Van Eck Associates Corporation
Van Eck VIP Global Hard Assets Fund, Initial Class	Long-term capital appreciation, income is secondary.

*

These funds are part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds’ investment adviser and Ameritas Investment Partners, Inc. are indirect subsidiaries of Ameritas. Calvert Investment Distributors, Inc., the underwriter for these funds, is also an indirect subsidiary of Ameritas.

**	Sustainable and Responsible Investment ("SRI")
***

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

2.    Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2013.

3.    The disclosure about the Ameritas company's businesses is updated and revised to read as follows:

The Ameritas companies are a diversified family of financial services businesses offering life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans as well as mutual funds and other investments, financial planning, and public financing.

4.    The Legal Proceedings section in your prospectus is deleted and replaced with the following:

Legal Proceedings

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business.  Certain of the proceedings we are involved in assert claims for substantial amounts.  While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on any or all of the above.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

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